UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement.
☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐ Definitive Proxy Statement.
☑ Definitive Additional Materials.
☐ Soliciting Material Pursuant to § 240.14a-12.
Vulcan Materials Company
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☑	No fee required.

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VULCAN MATERIALS COMPANY
1200 URBAN CENTER DRIVE, BIRMINGHAM, ALABAMA 35242
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on
Friday, May 8, 2009
The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/vmc
Vulcan Materials Company
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 20, 2009 to facilitate timely delivery.
Dear Vulcan Materials Company Shareholder:
The 2009 Annual Meeting of Shareholders of Vulcan Materials Company (the “Company”) will be held at the Company’s headquarters, 1200 Urban Center Drive, Birmingham, Alabama 35242, on Friday, May 8, 2009, at 9:00 a.m. (local time).
Proposals to be considered at the Annual Meeting:
(1) election of five nominees for director;
(2) approval of the 2009 Executive Incentive Plan;
(3) ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for
2009;
(4) consideration of a shareholder proposal; and
(5) to consider and act upon any other business that may properly come before the meeting or any adjournment(s)
thereof.
The Board recommends a vote “FOR” Items 1, 2 and 3. The Board recommends a vote “AGAINST” Item 4.
The Board of Directors has fixed the close of business on March 16, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.
CONTROL NUMBER
You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number
CONTROLNUMBER RESTRICTED AREA 3” x 3/4”
BAR CODE AREA RESTRICTED 2 3/4” x 1 /2”
46482

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.
Meeting Location:
Company Headquarters 1200 Urban Center Drive Birmingham, Alabama 35242
The following Proxy Materials are available for you to review online: —
· the Company’s 2009 Proxy Statement (including all attachments thereto);
· the Company Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and
· any amendments to the foregoing materials that are required to be furnished to shareholders. To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number) — Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688), Email: shrrelations@bnymellon.com Internet: http://bnymellon.mobular.net/bnymellon/vmc
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.
The Proxy Materials for Vulcan Materials Company are available to review at:
http://bnymellon.mobular.net/bnymellon/vmc
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.
VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares
46482
Please fax all revisions to: 732-802-0260 or email to proxycards@bnymellonproduction.com
PRINT AUTHORIZATION To commence printing on this Notice card please sign, date and fax this card to: 732-802-0260
SIGNATURE: ..................... DATE: (THIS BOXED AREA DOES NOT PRINT) Registered Quantity 1000.00